UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 14, 2014

Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive
Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD

Furnished as Exhibits 99.1 and 99.2 are copies of a Notice of Pendency and Proposed Settlement of Shareholder Derivative Actions (the “Notice”) and a Stipulation of Settlement (the “Stipulation”) relating to pending shareholder derivative lawsuits that is described in Item 8.01 of this Report.

Item 8.01              Other Events

On November 14, 2014, in the U.S. District Court for the Northern District of Illinois, Eastern Division, the Court entered an order preliminarily approving the Stipulation that sets forth the terms of settlement of two shareholder derivative lawsuits (the “Order”), one pending in that court and the other pending in the Delaware Chancery Court.  Pursuant to the Order, the District Court will hold a hearing on January 23, 2015, after which the Court will determine whether to grant final approval of the Stipulation.

The lawsuits name as defendants certain current and former Hospira, Inc. officers and members of Hospira’s Board of Directors. The first case, which consolidated two lawsuits filed in the United States District Court for the Northern District of Illinois in December 2011, is: Lori Ravenscroft Geare and Robert J. Casey, II, Derivatively for the Benefit of Hospira, Inc. v. Christopher B. Begley, et. al. (Case No. 11-cv-09074 (JJT)).  The second case, filed in June 2014 in Delaware Chancery Court, is: International Union of Operating Engineers Pension Plan of Eastern Pennsylvania and Delaware v. Christopher B. Begley, et. al. (C.A. No. 9926-VCP).

The lawsuits were purportedly brought on behalf of and for the benefit of Hospira, and generally allege breaches of fiduciary duties and securities law violations by the individual defendants.  It is anticipated that the settlement will be fully funded by insurance proceeds.  As part of the Order, Hospira must (1) cause copies of the Notice and the Stipulation to be furnished in a Current Report on Form 8-K; and (2) post the Notice and Stipulation on its website, at www.hospirainvestor.com.

Private Securities Litigation Reform Act of 1995 —
A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of the FDA’s actions on the Company’s operations.  The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond the Company’s control, which may cause actual results to differ materially from those indicated in the forward-looking statements for a number of reasons, including without limitation, additional actions by or requests from the FDA and unanticipated costs or delays associated with resolution of these matters.  Additional information concerning other factors is contained under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s latest Annual Report on Form 10-K and Forms 10-Q filed with the Securities and Exchange Commission, which are incorporated by reference.  The Company undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments, unless required by law.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

The Company is furnishing the following exhibits pursuant to Item 7.01 of this Report:

Exhibit No.	Description of Exhibit

99.1	Notice of Pendency and Proposed Settlement of Shareholder Derivative Actions

99.2	Stipulation of Settlement, filed November 3, 2014, and updated November 14, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Date: November 20, 2014	/s/ Royce Bedward
	By:	Royce Bedward
	Its:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Notice of Pendency and Proposed Settlement of Shareholder Derivative Actions

99.2	Stipulation of Settlement, filed November 3, 2014, and updated November 14, 2014